MORGAN FUNSHARES SEMI ANNUAL REPORT- LETTER TO SHAREHOLDERS


To Our Shareholders:

We have great news. Morgan Funshares common stock has sold recently at a premium, which is uncommon for a closed-end equity fund. Our theory of "buy low and never sell" is working. Of course, we stole the idea from Warren Buffett.

The original value of the Fund a few short years ago was $3,969,286. It is now $8,410,936. This is an unexpected gain because the real purpose of the fund is to weather a depression. Our criteria for investment is to purchase a security in a company with a great trade name, with a product that is habit forming and is a low cost commodity. We can not pick these companies very often because we rarely sell any of our holdings.

The Directors of the Fund are using their own research sources to suggest potential purchases and any shareholder is welcome to submit a suggestion.


Sincerely,



Burton D. Morgan

Morgan FunShares, Inc.

                                                        Schedule of  Investments
                                                      June 30, 1998 (unauditied)
--------------------------------------------------------------------------------
Shares/Units                                  Cost   Current Value   % of Assets
--------------------------------------------------------------------------------
Beverage Alcoholic
         6,000 Anheuser Busch               101,236      283,125
        10,000 Seagrams                     246,643      409,375
                                            -------      -------
                                            347,879      692,500        8.23%
Beverage Non-Alcoholic
         8,000 Coca Cola                    113,295      684,000
        10,000 PepsiCo                      142,480      411,875
                                            -------      -------
                                            255,775    1,095,875       13.03%
Consumer Products - Retail
         4,000 Eastman Kodak                192,390      292,250
         3,000 Fortune Brands                88,421      115,313
                                             ------      -------
                                            280,811      407,563        4.85%
Consumer Products - Paper
         8,000 Kimberly Clark               126,220      367,000        4.36%

Consumer Products - Food
           240 EarthGrains                    4,218       13,410
         3,200 McDonalds                    141,680      220,800
         6,000 RJR Nabisco                  203,925      142,500
         1,000 Tricon Global Restaurants*    11,708       31,687
         5,000 Wrigley Co.                  230,330      490,000
                                            -------      -------
                                            591,861      898,397       10.68%
Drugs & Toiletries
        10,000 Carter Wallace               126,301      181,875        2.16%

Entertainment
         6,000 AMC Ent $1.75 CV Pfd         133,490      186,838
         5,000 Harrah's Entertainment*       93,851      116,250
           400 Schweitzer-Mauduit             3,529       11,600
        10,000 Time Warner                  206,446      854,375
         3,000 Walt Disney                  123,565      316,500
                                            -------      -------
                                            560,881    1,485,563       17.66%
Gaming
        11,000 Circus Circus Enterprises*   292,182      186,313
        10,000 International Gaming Tech    225,628      242,500
                                            -------      -------
                                            517,810      428,813        5.10%
Healthcare Products
         6,000 Bristol Myers Squibb         161,167      689,625
         4,000 Gillette Co.                 167,590      455,000
        12,000 Johnson & Johnson            202,705      888,000
                                            -------      -------
                                            531,462    2,032,625       24.17%
Tobacco
         3,000 Gallaher Group PLC            51,529       65,625
        15,000 Phillip Morris               243,684      590,625
                                            -------      -------
                                            295,213      656,250        7.80%

               Total of Securities**     $3,634,213   $8,246,461       98.04%

       145,993 Star Bank Treasury            79,638       79,638        0.95%

               Total Investments         $3,713,851   $8,326,099       98.99%


               Other Assets Less Liabilities              84,837        1.01%
               Net Assets Equivalent to $7.15 per
                share on 1,175,990 shares of capital
                stock outstanding                     $8,410,936      100.00%

  *  Non  Income  Producing
 **  Identified  cost equals tax basis of securities.
     Realized losses on investments expire in 2002 ($16,097), 2003 ($26,492) and 2005 ($113,600).

    The Accompanying Notes are an Integral part of the Financial Statements.

Morgan FunShares, Inc.
                                               Statement of Assets & Liabilities
                                                       June 30, 1998 (unaudited)

              Assets:
                 Investment Securities at Market Value
                   (Identified Cost $3,713,851)                      $8,326,099
                 Cash                                                       100
                 Receivables:
                   Dividends and Interest                                16,688
                   From related party                                    40,000
                 Prepaid expenses                                        28,634
                                                                      ---------
                       Total Assets                                   8,411,521
              Liabilities
                 Payables:

                   Custodial fees                                           585
                       Total Liabilities                                    585
              Net Assets                                              8,410,936
              Net Assets Consist of:
                 Capital Paid In                                      3,969,286
                 Undistributed Net Investment Income                    (14,179)
                 Accumulated Realized Gain on Investments - Net        (156,419)
                 Unrealized Appreciation in Value of Investments
                   Based on Identified Cost - Net                     4,612,248
                                                                     -----------
              Net Assets, for 1,175,990 Shares Outstanding           $8,410,936
              Net Asset Value ($8,410,936/1,175,990)                      $7.15



                                                         Statement of Operations
                                                       June 30, 1998 (unaudited)

              Investment Income:
                   Dividends                                             62,185
                   Interest                                               2,033
                                                                         -------
                       Total  Investment Income                          64,218
              Expenses
                   Registration Expense                                   5,350
                   Trustee Fees (Note 3)                                  1,200
                   Transfer Agent and Pricing                            18,527
                   Custody                                                1,839
                   Audit                                                  9,300
                   Legal                                                 20,908
                   Management Fees (Note 2)                              41,832
                   Proxy Solicitation                                     5,702
                   Increase of  Quantity Shares                           3,830
                   Printing & Other Miscellaneous                         9,912
                                                                        --------
                       Total Expenses                                   118,400
                   Reimburse of Management Fees (Note 2)                (40,000)
                                                                        --------
                       Total Expenses (after reimbursement)              78,400
              Net Investment Income (Loss)                              (14,182)

              Realized Gain (Loss) on Investments                             0

              Unrealized Gain (Loss)from Appreciation (Depreciation)
                on Investments                                          791,481
                                                                        --------
              Net realized and Unrealized Gain (Loss)                   777,299

              Net Increase (Decrease) in Net Assets from Operations    $777,299
                                                                       =========

    The Accompanying Notes are an Integral Part of the Financial Statements.

Morgan FunShares, Inc.

                                             Statements of Changes in Net Assets
                                                       June 30, 1998 (unaudited)


                                                        01/01/98      01/01/97
                                                           to            to
                                                        06/30/98      12/31/97
From Operations
     Net Investment Income                              $(14,182)      $40,398
     Net Realized Gain (Loss) on Investments                   0      (113,600)
     Net Unrealized Appreciation (Depreciation)          791,481     1,437,098
     Increase (Decrease) in Net Assets from Operations   777,299     1,363,896
From Distributions to Shareholders
     Net Investment Income                                     0       (40,395)
     Net Realized Gain (Loss) from Security Transactions       0             0
     Net  Increase (Decrease) from Distributions               0       (40,395)
From Capital Share Transactions:
     Proceeds From Sale of  0 Shares                           0             0
     Cost of Shares Retired                                    0             0
                                                               0             0
Net Increase  in Net Assets                             $777,299    $1,323,501
Net Assets at Beginning of Period (including
    undistributed net investment income of $0).       $7,633,637    $6,310,136
Net Assets at End of Period (including undistributed
    net investment income of $0)                      $8,410,936    $7,633,637


                                                            Financial Highlights
Selected data for a share of common
stock outstanding throughout the period:

                                                               01/01/98       01/01/97      01/01/96      01/01/95       06/22/94
                                                                  to             to            to            to             to
                                                               06/30/98       12/31/97(a)   12/31/96(a)   12/31/95(a)    12/31/94(a)
Net Asset Value Beginning of Period                              $6.49         $5.37         $4.67         $3.66          $3.65
Net Investment Income                                            (0.01)         0.04         (0.04)         0.03           0.02
Net Gain or Loss on Securities (realized and unrealized)          0.67          1.12          0.74          1.01           0.01
Total from Investment Operations                                  0.66          1.16          0.70          1.04           0.03
Dividends

     (from net investment income)                                 0.00         (0.04)         0.00         (0.03)         (0.02)
Distributions (from capital gains)                                0.00          0.00          0.00          0.00           0.00
Return of Capital                                                 0.00          0.00          0.00          0.00           0.00
     Total Distributions                                          0.00         (0.04)         0.00         (0.03)         (0.02)

Net Asset Value - End of Period                                  $7.15         $6.49         $5.37         $4.67          $3.66
Total Return (b)                                                 20.34%        21.61%        15.01%        28.29%          0.68%
Ratios/Supplemental Data

Net Assets - End of Period (Thousands)                           8,411         7,634         6,310         5,486          4,306
Ratio of Expenses to Average Net Assets
     Before reimbursements (b)                                    2.91%         1.99          2.80          2.04           1.06
     After reimbursements (b)                                     1.93%         1.31          2.80          2.04           1.06
Ratio of Net Income to Average Net Assets
     Before reimbursements (b)                                   (1.33)%       (0.11)        (0.71)         0.59           0.47
     After reimbursements (b)                                    (0.35)%        0.58         (0.71)         0.59           0.47
Portfolio Turnover Rate (b)                                          0%            0%            0%            2%             6%
Average Commission Rate Paid                                    0.0000        0.0000        0.0000        0.0000         0.0000


(a) After 2 for 1 stock split in 1998
(b) Annualized

    The Accompanying Notes are an Integral Part of the Financial Statements.

     Morgan FunShares, Inc.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                        June 30,1998 (unaudited)
1.   Significant Accounting Policies
     Morgan FunShares, Inc., (The Fund), a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation:
     The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Investment Advisory Agreement
     The Fund has entered into an investment advisory agreement with Burton D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000. The advisor will reimburse the fund for any management fees whish cause the total expenses to exceed 2% of average net assets.

Morgan FunShares, Inc.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 1997 (unaudited)

3.   Related Party Transactions
     Certain officers and/or directors of the Fund are officers and/or directors of the parent company of Maxus Information Systems, Inc, which provides administrative services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $0 for the six month period ending June 30, 1998.

4.   Capital Stock and Distribution
     At June 30, 1998 2,500,000 shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $3,969,286. Transactions in common stock were as follows:


                   Shares sold                                                 0
                   2 for 1 Stock split                                   587,995
                   Shares retired
                                                                               0
                   Net Increase                                          587,995
                   Shares Outstanding:
                         Beginning of Period                             587,995
                         End of Period                                 1,175,990

     Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   Purchases and Sales of Securities
     During the six month period ended June 30, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $0 respectively.

6.   Financial Instruments Disclosure
     There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1998.

7.   Ownership-Control
     Approximately 65% of the Fund's outstanding shares are owned by Burton D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

8.   Security Transactions
     For Federal income tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost.

     At June 30, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation               (Depreciation)        Net Appreciation (Depreciation)
  4,136,581                   (167,295)                     3,969,286

                             MORGAN FUNSHARES, INC.
             1301 East Ninth Street, Suite 3600, Cleveland, OH 44114
                                 (216) 687-1000

                               INVESTMENT ADVISOR
                                Burton D. Morgan
                           10 West Streetsboro Street
                               Hudson, Ohio 44236

                                BOARD OF TRUSTEES
                                   Keith Brown
                               William K. Cordier
                                J. Martin Erbaugh
                                James M. Hojnacki
                                Burton D. Morgan
                                Robert F. Pincus

                                    OFFICERS
                           Burton D. Morgan, Chairman
                           Robert F. Pincus, President
                        James C. Onorato, Vice-President
                        Catherine Kantorowski, Secretary

                                    CUSTODIAN
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 TRANSFER AGENT
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                  LEGAL COUNSEL
                        Buckingham, Doolittle & Burroughs
                              50 South Main Street
                                 P. O. Box 1500
                                 Akron, OH 44309

                                     AUDITOR
                         McCurdy & Associates CPA's Inc
                               27955 Clemens Road
                              Westlake, Ohio 44145